                                                                   EXHIBIT 10.18

                         CORPORATE RESOLUTION TO BORROW

================================================================================

Borrower: Resources Connection, Inc.      Lender: Bank of America, N.A.
          Resources Connection LLC                CLSC-Commercial Banking
          695 Town Center Drive                   CA9-703-11-11
          Costa Mesa, CA                          333 South Beaudry Avenue, 11th Floor
                                                  Los Angeles, CA 90017-1486


Corporation: Resources Connection, Inc.
             695 Town Center Drive
             Costa Mesa, CA

================================================================================

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is Resources Connection, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in the State of California and all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains its principal office at 695 Town Center Drive, Costa Mesa, CA. Unless the Corporation has designated otherwise in writing, this is the principal office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi--governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on September 24, 2001, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS. The following named persons are officers of Resources Connection,
Inc.:


   NAMES                 TITLES                AUTHORIZED                ACTUAL SIGNATURES
   -----                 ------                ----------                -----------------
   Donald B. Murray      President and CEO         Y        X ________________________________________

   Stephen J. Giusto     Secretary                 Y        X ________________________________________


ACTIONS AUTHORIZED. Any one (1) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any one (1) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

     Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of Ten Million & 00/100 Dollars ($10,000,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

     Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

     Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

     Assumed Business Name                 Filing Location       Date
     ---------------------                 ---------------       ----
     ON FILE WITH LENDER, IF APPLICABLE                          08-22-2001

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F)

                         CORPORATE RESOLUTION TO BORROW
                                   (Continued)                            Page 2

================================================================================

change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow is dated September 24, 2001. THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

                                   CERTIFIED TO AND ATTESTED BY:

                                   X______________________________________(Seal)
                                    Stephen J. Giusto, Secretary




NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.
================================================================================

[LOGO]
BANK OF AMERICA


                            NOTICE OF FINAL AGREEMENT

================================================================================

Borrower: Resources Connection, Inc.      Lender: Bank of America, NA.
          Resources Connection LLC                CLSC-Commercial Banking
          695 Town Center Drive                   CA9-703-11-11
          Costa Mesa, CA                          333 South Beaudry Avenue, 11th Floor
                                                  Los Angeles, CA 90017-1486


================================================================================

     BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES,
     (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

     As used in this Notice, the following terms have the following meanings:

          Loan. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation and a Limited Liability Company for $10,000,000.00 due on September 1, 2003. The reference rate (Bank of America Prime Rate, currently 6.500%), resulting in an initial rate of 6.500.

          Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                 LOAN DOCUMENTS

           Corporate Resolution: Resources Connection, Inc.     LLC Resolution: Resources Connection LLC
           Business Loan Agreement                              Promissory Note
           Disbursement Request and Authorization               Notice of Final Agreement


          Parties. The term "Parties" means Bank of America, N.A. and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

              Borrower: Resources Connection, Inc.; and Resources Connection LLC


     Each Party who signs below, other than Bank of America, N.A., acknowledges, represents, and warrants to Bank of America, N.A. that it has received, read and understood this Notice of Final Agreement. This Notice is dated August 22, 2001.



BORROWER:

RESOURCES CONNECTION, INC.

By:________________________________________________
   Donald B. Murray, President and CEO of Resources
   Connection, Inc.



RESOURCES CONNECTION LLC
By:________________________________________________
   Donald B. Murray, President and CEO of Resources
   Connection LLC

By:________________________________________________
   Stephen J. Giusto, Secretary of Resources
   Connection LLC


LENDER:

BANK OF AMERICA, N.A.

x__________________________________________________
 Authorized Signer

================================================================================

                                 PROMISSORY NOTE

================================================================================

Borrower: Resources Connection, Inc.      Lender: Bank of America, NA.
          Resources Connection LLC                CLSC-Commercial Banking
          695 Town Center Drive                   CA9-703-11-11
          Costa Mesa, CA                          333 South Beaudry Avenue, 11th Floor
                                                  Los Angeles, CA 90017-1486


Principal Amount: $10,000,000.00                   Date of Note: August 22, 2001

PROMISE TO PAY. Resources Connection, Inc.; and Resources Connection LLC ("Borrower") jointly and severally promise to pay to Bank of America, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Ten Million & 00/100 Dollars ($10,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 1, 2003. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning October 1, 2001, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the rate of interest publicly announced from time to time by the Lender as its Prime Rate. The Prime Rate is set by the Lender based on various factors, including the Lender's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Lender may price loans to its customers at, above, or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Lender's Prime Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each date of such change in the index. Borrower understands that Lender may make loans based on other rates as well. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT FEE. Upon prepayment of this Note, Lender is entitled to the following prepayment fee: Prepayments may be made in whole or in part at any time on any principal amounts for which the interest rate is based on the Prime Rate or any other fluctuating interest rate or index which may change daily. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Lender shall determine in its sole discretion. No prepayment of any other principal amounts shall be permitted without the prior written consent of Lender. Notwithstanding such prohibition, if there is a prepayment of any such principal, whether by consent of Lender, or because of acceleration or otherwise, the prepayment shall be accompanied by the amount of accrued interest on the amount prepaid, and a prepayment fee. The prepayment fee shall be in an amount sufficient to compensate Lender for any loss, cost or expense incurred by it as a result of the prepayment, including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain the credit or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by Lender in connection with the foregoing. For purposes of this paragraph, Lender shall be deemed to have funded the credit by a matching deposit or other borrowing in the applicable interbank market, whether or not the credit was in fact so funded. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Bank of America, N.A., CA9-703-11-11, 333 South Beaudry Avenue, 11th Floor Los Angeles, CA 90017-1486.

INTEREST AFTER DEFAULT. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 6.000 percentage points over the Index.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     Payment Default. Borrower fails to make any payment when due under this Note.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if

                                 PROMISSORY NOTE
                                   (Continued)                            Page 2

================================================================================

     there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

     Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender end Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Note has been accepted by Lender in the State of California.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of California.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

ARBITRATION. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or
(ii) any document related to this agreement; (collectively a "Claim").

(b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

(f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral;
(iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of the any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

(h) The procedure described above will not apply if the Claim, at the time of the proposed submission to arbitration, arises from or relates to an obligation to the Lender secured by real property located in California. In this case, all of the parties to this agreement must consent to submission of the Claim to arbitration. If both parties do not consent to arbitration, the Claim will be resolved as follows: The parties will designate a referee (or a panel of referees) selected under the auspices of JAMS in the same manner as arbitrators are selected in JAMS administered proceedings. The designated referee(s) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections. The referee (or presiding referee of the panel) will be an active attorney or a retired judge. The award that results from the decision of the referee(s) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                                 PROMISSORY NOTE
                                   (Continued)                            Page 3

================================================================================

NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

AUTOMATIC PAYMENT. Borrower hereby authorizes Lender to automatically deduct from Borrower's checking/savings account number ________________________,or such other account as may be authorized in the future, the loan payment according to the amount and terms of this note. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reasons, Borrower or Lender may voluntarily terminate Automatic Payments. Our business days are Monday through Friday. Payments that come due on a Saturday, Sunday or legal bank holiday, will be deducted on the following business day.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.


BORROWER:

RESOURCES CONNECTION, INC.


By:________________________________________________
   Donald B. Murray, President and CEO of Resources
   Connection, Inc.

RESOURCES CONNECTION LLC

By:________________________________________________
   Donald B. Murray, President and CEO of Resources
   Connection LLC

By:________________________________________________
   Stephen J. Giusto, Secretary of Resources
   Connection LLC

================================================================================

                                                         Customer # ____________

                                EXHIBIT A TO NOTE
                                -----------------

THIS EXHIBIT is attached to and becomes a part of the $10,000,000 PROMISSORY NOTE (the "Note") dated August 22, 2001, executed by Resources Connection, Inc. and Resources Connection LLC ("Borrower") and made payable to the order of Bank of America, N.A. ("Lender"). Provisions in this Exhibit replace and supersede conflicting provisions in the Note.

1.  ADDITIONAL TERMS
    ----------------

1.1 Unused Commitment Fee. Borrower agrees to pay a fee on any difference
    ---------------------
between the maximum principal amount available under this Note and the amount of credit it actually uses, determined by the average of the daily amount of credit outstanding during the specified period. The fee will be calculated at 0.25% per year. The calculation of credit outstanding shall include the undrawn amount of letters of credit. This fee is due on October 1, 2001, and on the first day of each following quarter until the expiration of the availability of advances under this Note.

2.  OPTIONAL INTEREST RATES
    -----------------------

2.1 Optional Rates. Instead of the interest rate specified in the Note, on the
    --------------
terms and subject to the conditions set forth below, Borrower will be able to select, from one of the following optional rates, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under the Note, during interest periods agreed to by Lender and Borrower. Any principal amount bearing interest at an optional rate is referred to as a "Portion":

(a) the IBOR Rate plus 1.50 percentage points.

(b) the LIBOR Rate plus 1.50 percentage points.

2.2 Rate Terms. Each optional interest rate is a rate per year. Interest will be
    ----------
paid on the last day of each interest period, and, if the interest period is longer than 30 days, then on the first day of each month during the interest period. No Portion will be converted to a different interest rate during the applicable interest period. If any principal amount bearing interest at an optional interest rate is repaid during an interest period (other than a scheduled principal payment), such repayment will be considered a prepayment subject to any prepayment fee as described in the Note. Upon the occurrence of an event of default under the Note or any other loan document, Lender may terminate the availability of optional interest rates for interest periods commencing after the default occurs. No interest period may extend beyond the maturity date of the Note. At the end of any interest period, the interest rate will revert to the rate based on the Prime Rate, unless Borrower has designated another optional interest rate for the Portion.

2.3 IBOR Rate. The election of IBOR Rates shall be subject to the following
    ---------
terms and requirements:

(a) The interest period during which the IBOR Rate will be in effect will be no shorter than 30 days and no longer than six months. The last day of the interest period will be determined by Lender using the practices of the offshore dollar inter-bank market.

(b) Each IBOR Rate Portion will be for an amount not less than Five Hundred Thousand Dollars ($500,000).

(c) The "IBOR Rate" means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent. (All amounts in the calculation will be determined by Lender as of the first day of the interest period.)

                  IBOR Rate =        IBOR Base Rate
                               ------------------------
                                (1.00 - Reserve Percentage)

    Where,

    (i) "IBOR Base Rate" means the interest rate at which Lender's Grand Cayman Banking Center, Grand Cayman, British West Indies, would offer U.S. dollar deposits for the applicable interest period to other major banks in the offshore dollar inter-bank market.

--------------------------------------------------------------------------------

    (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

2.4 LIBOR Rate. The election of LIBOR Rates shall be subject to the following
    ----------
terms and requirements:

(a) The interest period during which the LIBOR Rate will be in effect will be one, two, three, four, five or six months. The first day of the interest period must be a day other than a Saturday, or a Sunday on which Lender is open for business in New York and London and dealing in offshore dollars (a "LIBOR Banking Day"). The last day of the interest period and the actual number of days during the interest period will be determined by Lender using the practices of the London inter-bank market.

(b) Each LIBOR Rate Portion will be for an amount not less than Five Hundred Thousand Dollars ($500,000).

(c) The "LIBOR Rate" means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent. (All amounts in the calculation will be determined by Lender as of the first day of the interest period.)

                   LIBOR Rate =        London Inter-Bank Offered Rate
                                       ------------------------------
                                        (1.00 - Reserve Percentage)

    Where,

    (i) "London Inter-Bank Offered Rate" means the average per annum interest rate at which U.S. dollar deposits would be offered for the applicable interest period by major banks in the London inter-bank market, as shown on the Telerate Page 3750 (or any successor page) at approximately 11:00 a.m. London time two (2) London Banking Days before the commencement of the interest period. If such rate does not appear on the Telerate Page 3750 (or any successor page), the rate for that interest period will be determined by such alternate method as reasonably selected by Lender. A "London Banking Day" is a day on which Lender's London Banking Center is open for business and dealing in offshore dollars.

    (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

(d) Borrower shall irrevocably request a LIBOR Rate Portion no later than 12:00 noon Pacific time on the LIBOR Banking Day preceding the day on which the London Inter-Bank Offered Rate will be set, as specified above. For example, if there are no intervening holidays or weekend days in any of the relevant locations, the request must be made at least three days before the LIBOR Rate takes effect.

(e) Lender will have no obligation to accept an election for a LIBOR Rate Portion if any of the following described events has occurred and is continuing:

    (i) Dollar deposits in the principal amount, and for periods equal to the interest period, of a LIBOR Rate Portion are not available in the London inter-bank market; or

    (ii) the LIBOR Rate does not accurately reflect the cost of a LIBOR Rate Portion.

2.5 Notices; Authority to Act. Lender may accept requests by Borrower for
    -------------------------
optional interest rates made by telephone. Borrower acknowledges and agrees that the agreement of Lender herein to receive certain notices by telephone is solely for the convenience of Borrower. Lender shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Lender shall have no liability to Borrower on account of any action taken by Lender in reliance upon such telephonic notice. The obligation of Borrower to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic notice.

--------------------------------------------------------------------------------

3.   AMENDED AND RESTATED PROVISIONS

The paragraph "False Statements." under DEFAULT is amended in its entirety to read as follows:

     "False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished."

The paragraph "Change in Ownership." under DEFAULT is amended in its entirety to read as follows:

     "Change In Ownership. Any Change of Control. Change of Control means (a) the acquisition by any "person" or "group" (as such terms are used in section 13 (d) and 14 (d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of 40% or more of the outstanding capital stock of Borrower on a fully-diluted basis, or (b) the failure of individuals who are members of the board of directors of Borrower on the date of this Agreement (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the date of this Agreement or previously so approved) to constitute a majority of the board of directors of Borrower."

The paragraph "ATTORNEYS' FEES; EXPENSES." is amended in its entirety to read as follows:

     "ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's reasonable legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law."

This Exhibit to the Note is executed as of the date stated on the Note.


BANK OF AMERICA, N.A.             Resources Connection, Inc.


By______________________         By_____________________________________________
                                 Donald B. Murray, President and Chief Executive
                                 Officer


                                 Resources Connection LLC


                                 By_____________________________________________
                                 Donald B. Murray, President and Chief Executive Officer


                                 By_____________________________________________
                                 Stephen J. Giusto, Secretary

--------------------------------------------------------------------------------

[LOGO]
Bank of America

                     DISBURSEMENT REQUEST AND AUTHORIZATION

================================================================================

Borrower: Resources Connection, Inc.      Lender: Bank of America, N.A.
          Resources Connection LLC                CLSC-Commercial Banking
          695 Town Center Drive                   CA9-703-11-11
          Costa Mesa, CA                          333 South Beaudry Avenue, 11th Floor
                                                  Los Angeles, CA 90017-1486


LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation and a Limited Liability Company for $10,000,000.00 due on September 1, 2003. The reference rate (Bank of America Prime Rate, currently 6.500%), resulting in an initial rate of 6.500.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     [_]  Personal, Family, or Household Purposes or Personal investment.


     [X]  Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: General corporate purposes.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $10,000,000.00 as follows:

               Undisbursed Funds:                          $10,000,000.00

                                                         ------------------

               Note Principal:                             $10,000,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 22, 2001.



BORROWER:


RESOURCES CONNECTION, INC.


By:________________________________________________
   Donald B. Murray, President and CEO of Resources
   Connection, Inc.



RESOURCES CONNECTION LLC

By:________________________________________________
   Donald B. Murray, President and CEO of Resources
   Connection LLC

By:________________________________________________
   Stephen J. Giusto, Secretary of Resources
   Connection LLC

================================================================================

                 LIMITED LIABILITY COMPANY RESOLUTION TO BORROW

================================================================================

Borrower: Resources Connection, Inc.      Lender: Bank of America, N.A.
          Resources Connection LLC                CLSC-Commercial Banking
          695 Town Center Drive                   CA9-703-11-11
          Costa Mesa, CA                          333 South Beaudry Avenue, 11th Floor
                                                  Los Angeles, CA 90017-1486

Company: Resources Connection LLC
         695 Town Center Drive
         Costa Mesa, CA


================================================================================

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY'S EXISTENCE. The complete and correct name of the Company is Resources Connection LLC ("Company"). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Company is duly authorized to transact business in the State of California and all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 695 Town Center Drive, Costa Mesa, CA. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company's state of organization or any change in the Company's name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company's business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on September 17, 2001, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of Resources Connection LLC:


    NAMES                  TITLES                AUTHORIZED               ACTUAL SIGNATURES
    -----                  ------                ----------               -----------------
    Donald B. Murray       President and CEO         Y       X ________________________________________

    Stephen J. Giusto      Secretary                 Y       X ________________________________________


ACTIONS AUTHORIZED. Any one (1) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any one (1) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

     Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of Ten Million & 00/100 Dollars ($10,000,000.00), in addition to such sum or sums of money as may be currently borrowed by the Company from Lender.

     Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

     Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

    Assumed Business Name                   Filing Location      Date
    ---------------------                   ---------------      ----
    ON FILE WITH LENDER, IF APPLICABLE                           08-22-2001

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company's name; (B) change in the Company's assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company's principal office address; (F) change in the Company's state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the

                 LIMITED LIABILITY COMPANY RESOLUTION TO BORROW
                                   (Continued)                            Page 2

================================================================================

Company's name or state of organization will take effect until after Lender has received notice

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow is dated September 17, 2001. THIS RESOLUTION
IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

                            CERTIFIED TO AND ATTESTED BY:

                            By:___________________________________________(Seal)
                               Authorized Signer for Resources Connection
                               LLC

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Companys behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the company.

================================================================================

[LOGO]
Bank of America

                             BUSINESS LOAN AGREEMENT

================================================================================

Borrower: Resources Connection, Inc.      Lender: Bank of America, N.A.
          Resources Connection LLC                CLSC-Commercial Banking
          695 Town Center Drive                   CA9-703-11-11
          Costa Mesa, CA                          333 South Beaudry Avenue, 11th Floor
                                                  Los Angeles, CA 90017--1486


================================================================================

THIS BUSINESS LOAN AGREEMENT dated August 22, 2001, is made and executed between Resources Connection, Inc.; and Resources Connection LLC ("Borrower") and Bank of America, N.A. ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of August 22, 2001, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

     Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

     Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

     Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

     Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

     No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document,

MULTIPLE BORROWERS. This Agreement has been executed by multiple obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically stated to the contrary, the word "Borrower" as used in this Agreement, including without limitation all representations, warranties and covenants, shall include all Borrowers. Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (C) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's or any other Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Borrower may choose; (E) determine how, when and what application of payments and credits shall be made on any indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer, assign or grant participations in all or any part of the Loan; (H) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (I) settle or compromise any indebtedness; and (J) subordinate the payment of all or any part of any of Borrower's indebtedness to Lender to the payment of any liabilities which may be due Lender or others.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization. Resources Connection, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Resources Connection, Inc. is duly authorized to transact business in all other states in which Resources Connection, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Resources Connection, Inc. is doing business. Specifically, Resources Connection, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Resources Connection, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Resources Connection, Inc. maintains its principal office at 695 Town Center Drive, Costa Mesa, CA. Unless Resources Connection, Inc. has designated otherwise in writing, this is the principal office at which Resources Connection, Inc. keeps its books and records including its records concerning the Collateral. Resources Connection, Inc. will notify Lender prior to any change in the location of Resources Connection, Inc.'s state of organization or any change in Resources Connection, Inc.'s name. Resources Connection, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Resources Connection, Inc. and Resources Connection, Inc.'s business activities. Resources Connection LLC is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Resources Connection LLC is duly authorized to transact business in all other states in which Resources Connection LLC is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Resources Connection LLC is doing business. Specifically, Resources Connection LLC is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Resources Connection LLC has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Resources Connection LLC maintains an office at 695 Town Center Drive, Costa Mesa, CA. Unless Resources Connection LLC has designated otherwise in writing, the principal office is the office at which Resources Connection LLC keeps its books and records including its records concerning the Collateral. Resources Connection LLC will notify Lender prior to any change in the location of Resources Connection LLC's state of organization or any change in Resources Connection LLC's name. Resources Connection LLC shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental

                             BUSINESS LOAN AGREEMENT
                                   (Continued)                            Page 2

================================================================================

     or quasi-governmental authority or court applicable to Resources Connection LLC and Resources Connection LLC's business activities.

     Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:


         Borrower                       Assumed Business Name                   Filing Location      Date
         --------                       ---------------------                   ---------------      ----
         Resources Connection, Inc.     ON FILE WITH LENDER, IF APPLICABLE                           08-22-2001

         Resources Connection LLC       ON FILE WITH LENDER, IF APPLICABLE                           08-22-2001


     Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Resources Connection LLC's articles of incorporation or organization, or bylaws, or Resources Connection LLC's articles of organization or membership agreements, or any agreement or other instrument binding upon Borrower or
     (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

     Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     Hazardous Substances. Except as disclosed to and acknowledged by Lender In writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has bean (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters.
     (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and
     (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

     Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     Binding Effect. This Agreement, the Note, all Security Agreements (if any) and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

     Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     Financial Statements. Furnish Lender with the following:

         Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

         Interim Statements. As soon as available, but in no event later than 45 days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower.

         Additional Requirements.

--------------------------------------------------------------------------------

                             BUSINESS LOAN AGREEMENT
                                   (Continued)                            Page 3

================================================================================

     Compliance Certificates--Revised Schedule. In lieu of the provisions of the Affirmative Covenant paragraph below entitled "Compliance Certificates," the following provision is substituted to replace it in its entirety:

     "Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will deliver to Lender (a) within ninety (90) days following the end of each fiscal year, and (b) within forty-five (45) days following the end of each quarter, a certificate signed by an authorized financial officer of Borrower setting forth (i) the information and computations (in sufficient detail) to establish that Borrower is in compliance with all financial covenants at the end of the period covered by the financial statements then being delivered to Lender, and (ii) whether there existed as of the date of such financial statements and whether there exists as of the date of the certificate, any Event of Default under this Agreement and, if any such default exists, specifying the nature thereof and the action Borrower is taking and proposes to take with respect thereto.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Financial Covenants and Ratios. Comply with the following covenants and ratios:

     Other Requirements.

     Tangible Net Worth. To maintain on a consolidated basis Tangible Net Worth equal to at least Thirty Five Million Dollars ($35,000,000). "Tangible Net Worth" means the value of Borrower's total assets (including leaseholds and leasehold improvements but excluding goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, deferred receivables, and other like intangibles, and monies due from affiliates, officers, directors, employees, shareholders, members or managers of Borrower) less total liabilities, including but not limited to accrued and deferred income taxes, and any reserves against assets but excluding the non-current portion of Subordinated Liabilities. "Subordinated Liabilities" means liabilities subordinated to Borrower's obligations to Lender in a manner acceptable to Lender, in its sole discretion.

     Out of Debt Period. To reduce the amount of advances outstanding under this Agreement to zero for a period of at least 30 consecutive days in each Line-Year. "Line-year" means the period between the date of this Agreement and August 1, 2002, and each subsequent one-year period (If any).

     Minimum EBITDA. To maintain on a consolidated basis EBITDA equal to at least Nineteen Million Dollars ($19,000,000). "EBITDA" means net income, less income or loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus depreciation, depletion, amortization and other non-cash charges. This ratio will be calculated at the end of each reporting period for which Lender requires financial statements from Borrower, using the results of the twelve-month period ending with that reporting period.

     Profitability. To maintain on a consolidated basis a positive net income before taxes and extraordinary items for each quarterly accounting period.

     Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for the following specific purposes: general corporate purposes, including working capital needs, capital expenditures, and letters of credit.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior

                             BUSINESS LOAN AGREEMENT
                                   (Continued)                            Page 4

================================================================================

     to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

     Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     Additional Financial Restrictions.

     Capital Expenditures. Spend more than Five Million Dollars ($5,000,000) in any single fiscal year to acquire fixed and capital assets; provided, however, that the Borrower may Incur obligations (including the total amount of any capital leases) to acquire such assets up to One Million Dollars ($1,000,000) during such period.

     Other Debts. Have outstanding or incur any direct or contingent liabilities (other than those to the Lender), or become liable for the liabilities of others, without the Lender's written consent. This does not prohibit: (a) Acquiring goods, supplies, or merchandise on normal trade credit. (b) Endorsing negotiable instruments received in the usual course of business.
     (c) Obtaining surety bonds in the usual course of business. (d) Liabilities and lines of credit in existence on the date of this Agreement disclosed in writing to the Lender. (e) Additional debts for the acquisition of fixed assets, to the extent permitted elsewhere in this Agreement.

     Other Liens. Create, assume, or allow any security interest or lien (including judicial liens) on property the Borrower now or later owns, except: (a) Liens and security interests in favor of the Lender. (b) Liens for taxes not yet due. (c) Liens outstanding on the date of this Agreement disclosed in writing to the Lender. (d) Additional purchase money security interests in equipment or other personal property fixed assets acquired after the date of this Agreement, if the total principal amount of debts secured by such liens does not exceed One Million Dollars ($1,000,000) at any one time.

     Sale of Assets. Sell, assign, lease, transfer or otherwise dispose of all or a substantial part of the Borrower's business or the Borrower's assets except in the ordinary course of the Borrower's business.

     Loans. Make any loans, advances or other extensions of credit to any individual or entity, except for: (a) existing extensions of credit to the Borrower's current subsidiaries. (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business to non-affiliated entities.

     Loans to Officers or Affiliates. Make any loans, advances or other extensions of credit (including extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services) to any of the Borrower's executives, officers, directors or shareholders (or any relatives of any of the foregoing), or to any affiliated entities in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate at any one time.

     Investments. Have any existing, or make any new, investments in, any individual or entity, or make any capital contributions or other transfers of assets to any individual or entity, except for: (a) existing investments in the Borrower's current subsidiaries. (b) investments in any of the following: (i) certificates of deposit; (ii) U.S. treasury bills and other obligations of the federal government.

     Acquisitions. Acquire or purchase a business or its assets except for cash or stock of the Borrower, or both, including assumption of direct or contingent debt, and not in excess of Forty Million Dollars ($40,000,000) in the aggregate during the tenor of the line of credit; and provided. further, no part of the purchase price is paid with the proceeds of an Advance under this Agreement.

     Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a

                             BUSINESS LOAN AGREEMENT
                                   (Continued)                            Page 5

================================================================================

     Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrowers outstanding shares or alter or amend Borrower's capital structure.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

     Payment Default. Borrower fails to make any payment when due under the Loan.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default In Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     Creditor of Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

     Insecurity. Lender in good faith believes itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARBITRATION. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or
(ii) any document related to this agreement; (collectively a "Claim").

(b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

                             BUSINESS LOAN AGREEMENT
                                   (Continued)                            Page 6

================================================================================

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

(f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral;
(iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of the any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

(h) The procedure described above will not apply if the Claim, at the time of the proposed submission to arbitration, arises from or relates to an obligation to the Lender secured by real property located in California. In this case, all of the parties to this agreement must consent to submission of the Claim to arbitration. If both parties do not consent to arbitration, the Claim will be resolved as follows: The parties will designate a referee (or a panel of referees) selected under the auspices of JAMS in the same manner as arbitrators are selected in JAMS administered proceedings. The designated referee(s) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections. The referee (or presiding referee of the panel) will be an active attorney or a retired judge. The award that results from the decision of the referee(s) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     Governing Law. This Agreement will be governed by, construed and enforced In accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender in the State of California.

     Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of California.

     Joint and Several Liability. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each Borrower signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

     Severability, If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

                             BUSINESS LOAN AGREEMENT
                                   (Continued)                            Page 7

================================================================================

     Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

     Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

     Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

     Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

     Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

     Borrower. The word "Borrower" means Resources Connection, Inc.; and Resources Connection LLC, and all other persons and entities signing the
     Note in whatever capacity.

     Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

     GAAP. The word "GAAP" means generally accepted accounting principles.

     Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

     Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

     Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

     Lender. The word "Lender" means Bank of America, N.A., its successors and assigns.

     Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means the Note executed by Borrower in the principal amount of $10,000,000.00 dated August 22, 2001, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

     Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security

                             BUSINESS LOAN AGREEMENT
                                   (Continued)                            Page 8

================================================================================

     Interest.

     Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED AUGUST 22, 2001.

BORROWER:


RESOURCES CONNECTION, INC.

By:________________________________________________
   Donald B. Murray, President and CEO of Resources
   Connection, Inc.


RESOURCES CONNECTION LLC

By:________________________________________________
   Donald B. Murray, President and CEO of Resources
   Connection LLC

By:________________________________________________
   Stephen J. Giusto, Secretary of Resources
   Connection LLC

LENDER:


BANK OF AMERICA, N.A.


By:________________________________________________
   Authorized Signer

================================================================================

                                                         Customer # ____________

                      EXHIBIT A TO BUSINESS LOAN AGREEMENT
                      ------------------------------------

THIS EXHIBIT is attached to and becomes a part of the BUSINESS LOAN AGREEMENT (the "Loan Agreement") dated August 22, 2001, executed by and between Resources Connection, Inc. and Resources Connection LLC ("Borrower") and Bank of America, N.A. ("Lender"). Provisions in this Exhibit A replace and supersede conflicting provisions in the Loan Agreement. Capitalized terms used in this Exhibit shall have the same meaning as defined in the Loan Agreement.

 1. LIST OF LOANS
    -------------

This schedule summarizes the loans and other financial accommodations that are subject to this Loan Agreement. Reference is made to the applicable Note(s) and Related Documents for a full description of the terms and conditions of each Loan. Except with respect to the credit facilities specifically listed below, this Loan Agreement does not supersede the requirements of any other loan agreement or credit agreement between Lender and Borrower.

1.1 Revolving Line of Credit Facility
    ---------------------------------

(a) Note Description.
    ----------------

    (i)   Date: August 22, 2001.

    (ii)  Original Principal Amount: Ten Million Dollars ($10,000,000).

(b) Revolving Line of Credit Amount. During the availability period described
    -------------------------------
below, Lender will provide a line of credit as described in the Note. The amount of the line of credit (the "Commitment") is Ten Million Dollars ($10,000,000). This is a revolving line of credit providing for cash advances, and letters of credit. During the availability period, Borrower may repay principal amounts and reborrow them. Borrower agrees not to permit the outstanding principal balance of cash advances under the line of credit plus the outstanding amounts of any letters of credit, including amounts drawn on letters of credit and not yet reimbursed, to exceed the Commitment.

(c) Availability Period. The line of credit is available between August 22,
    -------------------
2001, and September 1, 2003, or such earlier or later date as the availability may terminate as provided in the Loan Agreement, the Note or any Related Documents (the "Expiration Date").

(d) Letters of Credit. This line of credit may be used for financing:
    -----------------


    (i) commercial letters of credit with a maximum maturity of 180 days but not to extend more than 180 days beyond the Expiration Date. Each commercial letter of credit will require drafts payable at sight.

    (ii) standby letters of credit with a maximum maturity of 365 days but not to extend more than 365 days beyond the Expiration Date. The standby letters of credit may include a provision providing that the maturity date will be automatically extended each year for an additional year unless Lender gives written notice to the contrary; provided, however, that each letter of credit must include a final maturity date which will not be subject to automatic extension.

    (iii) The amount of letters of credit outstanding at any one time (including amounts drawn on letters of credit and not yet reimbursed) may not exceed Five Hundred Thousand Dollars ($500,000).

    (iv)  Borrower agrees:

          (A) any sum drawn under a letter of credit may, at the option of Lender, be added to the principal amount outstanding under the Loan Agreement. The amount will bear interest and be due as described elsewhere in the Loan Agreement.

          (B) if there is a default under the Loan Agreement or any Related Document, to immediately prepay and make Lender whole for any outstanding letters of credit.

--------------------------------------------------------------------------------

          (C) the issuance of any letter of credit and any amendment to a letter of credit is subject to Lender's written approval and must be in form and content satisfactory to Lender and in favor of a beneficiary acceptable to Lender.

          (D) to sign Lender's form Application and Agreement for Commercial Letter of Credit or Application and Agreement for Standby Letter of Credit, as applicable.

          (E) to pay any issuance and/or other fees that Lender notifies Borrower will be charged for issuing and processing letters of credit for Borrower.

          (F) to allow Lender to automatically charge its checking account for applicable fees, discounts, and other charges.

2.  AMENDED AND RESTATED PROVISIONS

The paragraph, "Litigation and Claims." under REPRESENTATIONS AND WARRANTIES, is amended in its entirety to read as follows:

    "Litigation and Claims. No material litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than (i) litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing, and (ii) litigation, claims, and other events that involve claims that, if lost, would not exceed One Million Dollars ($1,000,000) in the aggregate."

The paragraph "Taxes." under REPRESENTATIONS AND WARRANTIES is amended in its entirety to read as follows:

    "Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided and sales taxes incurred in the State of Pennsylvania up to approximately Eight Hundred Thousand Dollars ($800,000), as disclosed to Lender."

The paragraph, "Notices of Claims and Litigation." under AFFIRMATIVE COVENANTS, is amended in its entirety to read as follows:

    "Promptly advise Lender in writing of (i) any condition, event or act which comes to its attention that would or might materially adversely affect Borrower's financial condition or operations or Lender's rights under the Loan Documents, (ii) any existing or threatened litigation, arbitration, claims, investigations, administrative proceedings or similar actions filed by or against Borrower or any Guarantor affecting the Borrower or any Guarantor which could materially affect the financial condition of the Borrower or the financial condition of any Guarantor in excess of One Million Dollars ($1,000,000), in excess of any insurance coverage, and
    (iii) any actual contingent liabilities of the Borrower (or any guarantor), and any such contingent liabilities that are reasonably foreseeable, where such liabilities are in excess of One Million Dollars ($1,000,000) in the aggregate."

The paragraph, "Financial Records." under AFFIRMATIVE COVENANTS, is amended in its entirety to read as follows:

    "Financial Records." Maintain its books and records in accordance with GAAP, applied on a consistent basis, and upon the occurrence of an Event of Default, permit Lender to examine and audit Borrower's books and records at all reasonable time."

The last paragraph under "Financial Statements." under AFFIRMATIVE COVENANTS is amended in its entirety to read as follows:

    "All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct in all material respects."

--------------------------------------------------------------------------------

The paragraph "Minimum EBITDA." under AFFIRMATIVE COVENANTS is amended in its entirety to read as follows:

    "Minimum EBITDA. To maintain on a consolidated basis EBITDA equal to at least Nineteen Million Dollars ($19,000,000). "EBITDA" means net income, less income or loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus one time accrual charges or change in operations for restructuring, such as severance expense and discontinued operations ("one-time charges"), plus depreciation, depletion, amortization and other non-cash charges. This ratio will be calculated at the end of each reporting period for which Lender requires financial statements from Borrower, using the results of the twelve-month period ending with that reporting period; provided, further, any such one-time charges shall be in accordance with GAAP and shall be isolated on Borrower's profit and loss statement."

The paragraph "Other Agreements." under AFFIRMATIVE COVENANTS is amended in its entirety to read as follows:

    "Other Agreements." Comply with all material terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements."

The paragraph "Inspection." under AFFIRMATIVE COVENANTS is amended in its entirety to read as follows

    "Inspection. Upon the occurrence of an event of default, permit employees or agents of Lender at any reasonable time to inspect Borrower's properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense."

The paragraph "False Statements." under DEFAULT is amended in its entirety to read as follows:

    "False Statements." Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now, or at the time made or furnished."

The paragraph "Change in Ownership." under DEFAULT is amended in its entirety to read as follows:

    "Change in Ownership. Any Change of Control. Change of Control means (a) the acquisition by any "person" or "group" (as such terms are used in section 13 (d) and 14 (d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of 40% or more of the outstanding capital stock of Borrower on a fully-diluted basis, or (b) the failure of individuals who are members of the board of directors of Borrower on the date of this Agreement (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the date of this Agreement or previously so approved) to constitute a majority of the board of directors of Borrower."

The paragraph "Attorneys' Fees; Expenses." under MISCELLANEOUS PROVISIONS is amended in its entirety to read as follows:

    "Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's reasonable costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court."

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The paragraph "Consent to Loan Participation." under MISCELLANEOUS PROVISIONS is amended in its entirety to read as follows:

    "Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan on all of the same terms and conditions of this Agreement to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interest may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender."

3.  DELETED PARAGRAPHS

The following paragraphs are deleted in their entirety:

    THE PARAGRAPH "HAZARDOUS SUBSTANCES' UNDER REPRESENTATIONS AND WARRANTIES.

    The paragraph "LIEN PRIORITY" under REPRESENTATIONS AND WARRANTIES.

    The paragraph "INSECURITY" under DEFAULT.


BANK OF AMERICA, N.A.         Resources Connection, Inc.


By__________________          By_____________________________________________
                              Donald B. Murray, President and Chief Executive
                              Officer

                              Resources Connection LLC
                              By_____________________________________________
                              Donald B. Murray, President and Chief Executive Officer

                              By_____________________________________________
                              Stephen J. Giusto, Secretary

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